CONVERTIBLE DEBENTURE SUBSCRIPTION AGREEMENT



     THIS CONVERTIBLE DEBENTURE SUBSCRIPTION AGREEMENT IS EXECUTED IN RELIANCE UPON THE EXEMPTION PROVIDED BY SECTION 4(2) ("SECTION 4(2)") FOR TRANSACTIONS NOT INVOLVING ANY PUBLIC OFFERING UNDER THE SECURITIES ACT OF 1993, AS AMENDED (THE "SECURITIES ACT").



     THE SUBSCRIPTION AGREEMENT (this "Agreement") has been executed by the undersigned in connection with the private placement of up to a maximum of $3,000,000 in aggregate principal amount of 12% Convertible Debentures Due July 13, 200 1 (hereinafter referred to as the "Convertible Debentures"), of TRIM FAST GROUP, INC., a corporation organized under the laws of the State of Delaware, Nasdaq OTC Market Symbol "TRIM") (hereinafter referred to as the "Company"). The Convertible Debentures being sold pursuant to this Agreement have not been registered under the Securities Act. In addition to such other terms as are set forth in this Agreement; (i) the terms on which the Convertible Debentures may he converted into shares of Common Stock, $.00 1 par value, of the Company (the "Common Stock") and the other terms of the Convertible Debentures are set forth in the Form of Convertible Debentures attached hereto as ANNEX I (the "Form of Convertible Debenture");(ii) the collateral provided as additional security and as an incentive for Purchaser to purchase the Convertible Debentures is set forth in attached ANNEX II; and, (iii) the Security Agreement which grants Purchaser a secured interest in the Security is attached hereto as ANNEX III The offer of the Convertible Debentures and, if this Subscription Agreement is accepted by the Company, the sale of Convertible Debentures is being made in reliance upon Rule 506 of Regulation D promulgated under Section 4(2). (All dollar amounts in this Agreement are expressed in U.S. Dollars.)

          The  undersigned  Purchaser

          Name:     GRIBALT  U.S.,  INC., a  Colorado  corporation
                    ---------------------------------------------
          Address:     1177  W.  Hastings,  Ste.  2000,  Vancouver  B.C.  V6E2K3
                       ---------------------------------------------------------


     If applicable, a corporation organized under the laws of Pennsylvania, hereinafter referred to as "Purchaser") hereby represents and warrants to, and agrees with the Company as follows:

     1.     AGREEMENT  TO  SUBSCRIBE
            ------------------------


          A. Subscription. The undersigned Purchaser hereby irrevocab1y (subject to Paragraph 9 hereof) subscribes to purchase Five Hundred Thousand ($5OO,OOO) in aggregate principal amount of Convertible Debentures, having a purchase price of 1OO%.

          B. Form of Payment. Purchaser shall pay the purchase price for the Convertible Debentures by delivering good funds in United States Dollars in accordance with Paragraph 1(c) below, to the escrow agent (the "Escrow Agent") identified in the Escrow Instructions attached hereto (the "Escrow Agreement") and marked as Annex IV. The Company shall deliver one or more certificates for the Convertible Debentures to the Escrow Agent, and upon payment by the Purchaser of the purchase price for the Convertible Debentures, the Escrow Agent shall cause the Convertible Debentures purchased thereby by the Purchaser to be delivered to the Purchaser as set forth in paragraph 1(c) below. By signing this Agreement, the Purchaser and the Company each agrees to all of the terms and conditions of, and becomes a part to, the Escrow Instructions attached hereto, all of the provisions of which are incorporated herein by this reference as if set forth in full at this point.


          C. Method of Payment. Payment of the purchase price for the Convertible Debentures shall be made by wire transfer of funds to:

     Account  Name:     Wasserman,  Comden  &  Casselman,  L.L.P.  Trust Account
     Bank:              Manufactures  Bank
                        Los  Angeles  Main  Branch
                        l35  East  9th  Street
                        Los  Angeles,  Calif.  90015
     Account  No:       01-257-862
     Bank  ABA  No:     122226076

          No later than five (5) calendar days after the Company accepts this Agreement and all other subscription agreements for the Convertible Debentures and delivers a signed counterpart of this Agreement to the Purchaser and delivers the certificate(s) for the Convertible Debentures to the Escrow Agents, the Purchaser shall deliver the escrow funds to the Escrow Agent and the Company shall deliver the certificates for the Convertible Debentures to the Purchaser (the "Closing Date"). Such delivery to the Purchaser shall be by hand delivery or by overnight courier to such address as the Purchaser may direct.

     2.   PURCHASER  REPRESENTATIONS;  ACCESS  TO
          ---------------------------------------
          INFORMATION:  INDEPENDENT INVESTIGATION
          ---------------------------------------

          A. Purchaser Representations and Warranties. Purchaser represents and warrants to the Company as follows:


               (a) Purchaser is either a "sophisticated purchaser" because he has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment or an "accredited Investor" because he meets one of the following requirements:


                    (i) He is a natural person whose individual net worth, or joint net worth with his spouse, exceeds $1,000,000,and either he is ab1e to bear the economic risk of investment in the Convertible Debentures investment or this investment does not exceed 10% of his net worth or joint net worth with his spouse;

                    (ii) He is a natural person who had individual income in excess of $200,000 in each of the two most recent years, or joint income with that person's spouse in excess of $300,000 in each of those years and reasonably expects to reach the same income level in the current year, and either he is able to bear the economic risk of investment in the Convertible Debentures or this investment does not exceed 10% of his net worth or joint net worth with his spouse; or

                    (iii)     It  is  an  organization  described in section 501
(c)(3) of the Internal Revenue Code of 1986, as amended (i.e., tax exempt entities), corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring Units, with total assets in excess of $5,000,000;


                    (iv) It is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Convertible Debentures, whose purchases are directed by a sophisticated person as described under the first alternative under Category A above;

                    (v) It is bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to
Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; or an investment company registered under the Investment Partnership Act Of 1940 or a business development company as defined in section 2(a)(48) of that Act;

                    (vi) It is a Small Business Investment Partnership licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940; an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors as described above;

                    (vii) He is a director or executive officer of the Company; or,

                    (viii) It is an entity in which all of the equity owners are Accredited Investors.

               (b) Purchaser is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto, and to protect its own interests in connection with the transaction.


               (c) Purchaser is purchasing the Convertible Debentures for its own account or for the account of beneficiaries for whom the Purchaser has full investment discretion, each of which beneficiaries is bound to all of the terms and provisions hereof including all representations and warranties herein. Purchaser is purchasing the Convertible Debentures for investment purposes only and, not with an intent towards further sale or distribution thereof, and has not prearranged any sale with any other purchaser.

               (d) The Convertible Debentures have not been registered under the Securities Act and may not be transferred, sold, assigned, hypothecated or otherwise disposed of unless such transaction is the subject of a registration statement filed with and declared effective by the Securities and Exchange Commission (the "SEC") or unless an exemption from the registration requirements under the Securities Act such as Rule 144 is available. Purchaser represents and warrants and hereby agrees that all offers and sales of the Convertible Debentures and the Common Stock issuable upon conversion thereof (collectively, the "Securities") shall be made only pursuant to such registration or to such exemption from registration which exemption the Company may require an opinion letter from counsel which demonstrates the availability of the exemption from registration before the Company will recognize any transfer of the Securities.

               (e) Purchaser acknowledges that the purchase of the Securities involves a high degree of risk, is aware of the risks and further acknowledges that it can bear the economic risk of the Securities, including the total loss of its investment.

               (f) Purchaser understands that the Securities are being offered and sold to it in reliance on an exemption from the registration requirements of the Securities Act, and that the Company is relying upon truth and accuracy of the representations, warranties, agreements, acknowledgments and understanding of Purchaser set forth herein in order to determine the applicability of such safe harbor and the suitability of Purchaser to acquire the Securities.

               (g) Purchaser is purchasing the Securities for its own account or for the account of beneficiaries for whom Purchaser has full investment discretion and not with a view to, or for sale in connection with, any "distribution" (as such term is used in Section 2(11) of the Securities Act) thereof.

               (h) In evaluating its investment, Purchaser has consulted its own investment and/or legal and/or tax advisors.

               (i) Purchaser is not an underwriter or dealer in, the Securities, Purchaser is not participating, pursuant to a contractual agreement, in the distribution of the Securities.

          B. Current Public Information. Purchaser acknowledges that Purchaser has been furnished with or has acquired copies of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999 filed with the Securities and Exchange Commission and the Forms 1O-QSB and 8-K filled thereafter (collectively the "SEC Fillings").

          C. Independent Investigation; Access. Purchaser acknowledges that Purchaser, in making the decision to purchase the Convertible Debentures subscribed for, has relied upon independent investigation made by it and its purchaser representatives, if any, and Purchaser and such representatives, if any, have prior to any sale to it, been given access and the opportunity to examine all material contracts and documents relating to this offering and an opportunity to ask questions of, and to receive answers from, the Company or any person acting on its behalf concerning the terms and conditions of this offering. Purchaser and its advisors, if any, have been furnished with access to all publicly available materials relating to the business, finances and operation of the Company and materials relating to the offer and sale of the Securities which have been requested. Purchaser and its advisors if any, have received complete and satisfactory answers to any such inquiries.

          D. No Government Recommendation or Approval. Purchaser understands that no federal or state agency has passed on or made any recommendations or endorsement of the Convertible Debentures.

          E. Entity Purchasers. If Purchaser is a partnership, corporation or trust, the person executing this Agreement on its behalf represents and warrants that:

               (a) He or she has made due inquiry to determine the truthfulness of the representations and warranties made pursuant to this Agreement.


               (b) He or she is duly authorized (if the undersigned is a trust, by the trust agreement) to make this investment and to enter into and execute this Agreement on behalf of such entity.

               (c) The entity was not formed for the purpose of investing in the offered securities.

               (d) In the case of a partnership, each person in the partnership is an "accredited investor" or a "sophisticated purchaser" as required for each Purchaser under Section 2(a)(i).


          F. Non-Affiliate. Purchaser represents, warrants and covenants that it is not affiliate of the Company.

     3.     ISSUER  REPRESENTATIONS
            -----------------------


          A. Reporting Company Status. The Company is a "Reporting Issuer" under the Exchange Act of 1934, as amended (the "Exchange Act"). The Company is in full compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g) 13(a) or 15(d) of the Exchange Act. The
Company has registered its Common Stock pursuant to Section 12(g) of the Exchange Act, and the Common Stock is listed on the Nasdaq OTC Market, and the Company has received no adverse notice, either oral or written, with respect to its continued eligibility for such listing. The Company will take all such steps as may be necessary for the additional listing of the Common Stock issuable upon conversion of the Convertible Debentures on the Nasdaq OTC Market. The Company has filed all materials required to be filed by it pursuant to all applicable reporting obligations under Section 13(a) or 15(d) of the Exchange Act.



          B. Terms of Convertible Debentures. The terms of the Convertible Debentures shall be as set forth in the Form of Convertible Debenture delivered to Purchaser as Annex I.


          C. Legality. The Company has the requisite corporate power and authority to enter into this Agreement and to issue, sell and deliver the Securities; this Agreement and the issuance, sale and delivery of the Securities hereunder and the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action by the Company; this Agreement and the Securities have duly and validly executed and delivered by and on behalf of the Company, and are valid and binding agreements of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws affecting creditors' rights generally. The Convertible Debentures and common stock issueable upon conversion of the convertible debentures will not subject the holders thereof to personal liability by reason of being such holders.


          D. Proper Organization. The company is a corporation duly organized, validly existing and in good standing under the 1aws of its jurisdiction of incorporation and is duly qualified as a foreign corporation in all jurisdictions where the failure to be so qualified would have a materially adverse effect on its business, taken as whole.

          E. No Lega1 Proceedings. There is no action, suit or proceeding before or by any court or any governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or affecting the Company, or any of its properties or assets, which might result in any material adverse change in the condition (financial or otherwise) or in the earnings, business affairs or business prospects of the Company, or which might materially and adverse1y affect the properties or assets thereof, except as described in the SEC Filings.


          F. Non-Default. The Company, except as described in the SEC Filings, is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound.

          G. No Misleading Statements. None of the SEC Filings, and as of their respective dates, none of the Company's other filings with the SEC contain any knowingly untrue statement of a material fact or known omission to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


          H. No Adverse Change. There has been no material adverse change in the financial condition, earnings, business affairs or business prospects of the Company since the date of the Company's most recent Form 10-KSB or 10-QKSB filed pursuant to the Exchange Act.



          I. Absence of Non-Disclosed Facts. There is no fact known to the Company (other than general economic conditions known to the pub1ic generally) that has not been disclosed in writing to the Purchaser that: (i)could reasonably be expected to have a material adverse effect on the condition
(financial or otherwise)or in the earnings, business affairs, business prospects, properties or assets of the Company; or (ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement and the Convertible Debentures, except as described in the SEC Filings.

          J. Registration Transfer Restrictions. The Company has provided its Transfer Agent with irrevocab1e instructions as attached here to as Annex V (the "Irrevocab1e Instructions"), to issue one or more certificate(s) representing the shares of Common Stock to the holders of the Convertible Debentures upon the conversion of the Convertible Debentures at any time after the Closing Date without any restrictive legend or stop transfer instructions and without any further instruction or opinion from the Company, provided that the Company is presented with certificates representing shares of the Convertible Debentures to be converted, together with an executed Conversion Certificate in the form of Exhibit A attached to the Form of Convertible Debenture, and provided further that the Common Stock is being sold pursuant to the registration statement on Form S-2 or such other registration as set forth below. Upon compliance with the foregoing upon issuance, such Common Stock shall be freely transferable on the books and records of the Company.

               No later than 45 days after the Closing Date, the Company shall fi1e a registration statement on Form S-2 under the Securities Act and under all applicab1e Blue Sky laws covering the Common Stock and shall have such registration statement to be declared effective within 120 days of the Closing Date, by the SEC, all at the Company's sole cost and expense. Company promptly responding to all comments received by the SEC staff, upon written request providing Purchaser or its counsel with contemporaneous copies of all written communications from the SEC staff and promptly preparing and filing amendments to such registration statement which are responsive to the comments received from the SEC staff. Such registration statement shall name Purchaser as a selling shareholder and shall provide for the sale of the Common Stock by Purchaser from time to time directly to purchasers or in the over-the-counter market through or to securities brokers or dealers that may receive compensation in the form of discounts, concessions, or commissions. This obligation to register the Common Stock is in addition to the Company's registration obligation described in Section 10 hereunder. None of the foregoing shall in any way limit Purchaser's rights to sell the Common Stuck issuable upon conversion of the Convertible
Debentures in reliance on an exemption from the registration requirements under the Securities Act in connection with a particular transaction.

               In the event that the Company fails to register the resale of the Common Stock issuable upon conversion of the Convertible Debentures within 120 days after the Closing Date, the Company will, upon the presentation of a reasonably acceptable opinion of the Purchaser's counsel allow the Purchaser to offer and sell the shares of Common Stock in reliance on the provisions of Rule 144 provided that the holding period and other requirements of such Rule 144 are met. In the event the Company either (a) fails to file a registration statement covering the Common Stock issuable upon conversion of the Convertible Debentures, within 45 days of the first Closing Date or (b) fails to have such registration statement declared effective by the Securities and Exchange Commission within 120 days of the first Closing Date, Company shall automatically be subjected to the penalties set forth in attached Annex I.

               Regardless of whether the Company registers the resale of the Common Stock issuable upon conversion of the Convertible Debentures, the Company will, upon the presentation of an opinion of the Purchaser's counsel, allow the Purchaser to offer and sell the shares of Common Stock in reliance on the provisions of Rule 144, at the option of Purchaser.

          K. Non-Contravention. The execution and delivery of this Agreement and the consummation of the issuance of the Securities and the transactions contemplated by this Agreement do not and wi11 not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under the Articles of Incorporation or bylaws of the Company, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable Federal or State law, rule, or regulation or any applicable decrees, judgment or order of any court, Federal or State regulatory body, administrative agency or other domestic governmental body having jurisdiction over the Company or any of its properties or assets.

          L. Fillings. The Company undertakes and agrees pursuant to the sale of its Securities hereunder to make all necessary filings in connection with the sale of its Securities as required by the laws and regulations of all appropriate jurisdictions and securities exchanges in the United States, if any.

     4.     COVENANTS  OF  THE  COMPANY.  For  so  long  as  any  Convertib1e
            ---------------------------
Debentures held by the Purchaser shall remain outstanding, the Company covenants and agrees with the Purchaser that:

          A. It will at all times fully reserve from its authorized but unissued shares of Common Stock such sufficient number of shares of Common Stock to permit the conversion in full of the outstanding Convertib1e Debentures.

          B. Upon receipt by the Company of confirmation of effectiveness of the Registration Statement as provided in Section 10 the Company will not issue stop transfer instructions to its Transfer Agent with respect to, and will not place a restrictive legend on, the certificates representing shares of Common Stock issued or issuable upon conversion of the Convertible Debentures.

     5.     LEGEND
            ------

          A. On or prior to the Closing Date, the Company will prepare and issue one or more certificates for the Convertib1e Debentures registered in such name or names as specified by the Purchaser and cause the same to be delivered to the Escrow Agent. Such certificate(s) and the certificates representing the Common Stock shall bear a legend in substantially the following form:

          These securities have been issued pursuant to the Section 4(2) exemption to the registration provisions under the Securities Act of 1933, as amended. These securities cannot be transferred, offered, or sold unless the securities are registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available.

               The Company has provided its Transfer Agent with the Irrevocable Instructions and pursuant thereto the Company shall issue one or more certificates representing shares of Common Stock upon the conversion of the Convertible Debentures in accordance with the Form of Convertible Debentures.

               The Company warrants that upon registration of the Common Stock to be provided upon any conversion of the Convertible Debentures, no restriction or instruction other than the foregoing instructions and a corresponding "stop transfer" restriction on the Company's stock ledger will be imposed by the Company or given by the Company to its Transfer Agent with respect to the Common Stock and that, subject to the foregoing, the Common Stock issued and issuable upon conversion of the Convertible Debentures shall otherwise be freely transferable on the books and records of the Company. Nothing in this Section shall affect in any way the Purchaser's obligations and agreement to comply with all applicable securities laws upon resale of the Securities.


          B. The Purchaser acknowledges that the Company is under no obligation to register the Convertible Debentures or the Common Stock issuable upon the conversion thereof under the Securities Act other than as set forth in
Section  10  or  Section  3(j)  hereunder.

     6.     EXEMPTION:  RELIANCE  ON  SECTION  4(2).  Purchaser understands that
            ---------------------------------------
the offer and sale of the Convertible Debentures is not being registered under the Securities Act based on the exemption from registration provided by Rule 506 promulgated under Section 4(2) of the Securities Act. The Company is relying on such exemption.

     7.     CLOSING  DATE  AND  ESCROW  AGENT. Closing shall be effected through
            ---------------------------------
delivery of funds to the Company by the Escrow Agent, and delivery of certificates evidencing the Convertible Debentures to the Purchaser by the Escrow Agent. Each of the Company and the Purchaser agrees that the Escrow Agent has no liability as a result of any fraudulent or unlawful conduct of any other party, and agrees to held the Escrow Agent harmless except as to any loss, claim, damage or liability arising out of or is based upon any action not taken in good faith, on any action or omission that constitutes gross negligence or willful misconduct by the Escrow Agent

     8.     CONDITIONS  TO  THE  COMPANY'S  OBLIGATION  TO  SELL.  Purchaser
            ----------------------------------------------------
understands that the Company's obligation to sell the Convertible Debentures is conditioned upon:

          A. The receipt and acceptance by the Company of this Agreement, as evidence by execution of this Agreement by the President or any Vice President or the Chief Financial Officer of the Company; and

          B. Delivery to the Escrow Agent by Purchaser of good funds as payment in full for the purchase of the Convertible Debentures; and


          C. The accuracy as of the Closing Date of the representations and warranties of the Purchaser contained in this Agreement, and performance by the Purchaser of all covenants and agreements of the Purchaser required to be performed on or before the Closing Date.


     9.     CONDITIONS  TO  PURCHASER'S  OBLIGATION  TO  PURCHASE.  The  Company
            -----------------------------------------------------
understands that Purchaser's obligation to purchase the Convertible Debentures is conditioned upon:


          A. Execution by Purchaser of this Agreement and the receipt of the Company's acceptance of this Agreement as provided in Paragraph 3(a) above; and

          B. Delivery of certificates evidencing the Convertible Debentures to the Escrow Agent, as heretofore set forth, and by the Escrow Agent to Purchaser; and

          C. Acceptance by the Company of subscriptions from the Purchaser and other subscribers and the sale by the Company pursuant thereto of a maximum of $3,000,000 in principal amount of Convertible Debentures; and

          D. The accuracy as of the Closing Date of the representations and warranties of the Company contained in this Agreement and the performance by the Company on or before the Closing Date of all covenants and agreement of the Company required to be performed on or before the Closing Data.


     10.     REGISTRATION  OF  THE  SECURITIES.  In the event that the shares of
             ---------------------------------
Common Stock issuable upon conversion of the Convertible Debentures are not subject to an effective Registration Statement on Form S-2 filed under the Securities Act, the Company shall promptly and expeditiously file within 45 days of the Closing Date, and cause to become effective within 120 days of the Closing Date, a registration statement on Form S-2 under the Securities Act and all applicable Blue Sky Laws covering the sale of the Common Stock. The Company shall promptly respond to all comments received by the SEC staff upon written request, providing Purchaser or its counsel on request with contemporaneous copies of all written communications from SEC staff and promptly prepare and file amendments to such registration statement which are responsive to the comments received from the SEC staff. Any such registration statement shall name Purchaser as a selling shareholder and shall provide from the sale of the Common Stock from time to time directly to purchasers in the over-the-counter market, or through or to securities broker-dealers that may receive compensation in the form of discounts, concessions, or commissions. Any such registration statement shall remain effective for up to 12 months or until all of the Common Stock, whichever is earlier. The Company shall provide the Purchaser with such number of copies of the prospectus as shall be reasonably requested to facilitate the sale of the Common Stock. The Company shall bear and pay all expenses incurred in connection with any such registration, excluding discounts and commissions. The foregoing shall not in any way limit Purchaser's rights in connection with the Common Stock from selling such Common Stock (i) pursuant to Rule 144 or (ii) pursuant to any other exemption from registration under the Securities Act.

     11.     GOVERNING  LAW.  This Agreement shall be governed  by and construed
             --------------
under the laws of the State of Pennsylvania without regard to its choice of law provision. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

12.  SURVIVAL  OF  REPRESENTATIONS,  WARRANTIES,  AND  COVENANTS.
     ------------------------------------------------------------
Each of the Company's and Purchaser's representations, warranties, and covenants shall survive the execution and delivery of this Agreement and the delivery of the certificates representing the Securities.

13.  SUCCESSORS  AND  ASSIGNS.  This Agreement shall inure the benefit of and be
     -------------------------
binding  on  the  respective  successors  and  assigns  of  the  parties hereto.



                   (BALANCE OF PAGE INTENTIONALLY LEFT BLANK)

                           SIGNATURE PAGE FOR ENTITIES



IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and that it has caused this Subscription Agreement to be duly executed on its behalf on this 25th day of April, 2000.


                                   GIBRALT  U.S.,  INC.,  a  Colorado  corp.
                                   ---------------------------------------------
                                   Printed  Name  of  Subscriber



                                   By:  /s/  J Ciampi
                                   ---------------------------------------------
                                          (Signature  of  Authorized  Person)

                                        John Ciampi - Treasurer
                                   ---------------------------------------------
                                   (Printed  Name  and  Title)


Accepted  this  25th  day  of  April,  2000:

TRIM  FAST  GROUP,  INC.

By:  Michael  Muzio
    ---------------
Title:  C.E.O.
       -------

Full  Name  and  address  of  Purchaser  for  Registration  Purposes:

NAME:  GIBRALT  U.S.,  INC.  a  Colorado  corporation
ADDRESS: 1177 W. Hastings Street, Suite 2000 Vancouver, B.C. V6E2K3 TEL. NO. (610) 661-3707
FAX  NO.  (610)  661-4873
CONTACT  NAME:  John  Ciampi


Delivery  Instructions  (if  different  form  Registration  Name):
NAME:
ADDRESS:
TEL.  NO.:
FAX  NO.:
CONTACT  NAME:

                             INTERCREDITOR AGREEMENT


     This Intercreditor Agreement is entered into by and between FAC ENTERPRISES, INC. a Pennsylvania corporation ("FAC") and GRIBALT U.S., INC., a Colorado corporation, ("GRIBALT") (collectively the "Purchasers"), with respect to the following.

                                    RECITALS

          A. Purchasers have individually entered into a Convertible Debenture Subscription Agreement (the "Convertible Debenture") of even date herewith with TRIMFAST GROUP, INC., a Delaware corporation (hereinafter the "Company").

          B. As part of the Convertible Debenture, the Company granted the PURCHASERS a security interest in certain real property and in Five Hundred Thousand Shares (500,000) of common stock in Insider Street.com (collectively the "Security"), pursuant to a Security Agreement of even date herewith (the Security Agreement").

          C. Purchases wish to provide for their joint and equal protection, in pari parsu, amongst each other with regard to the Security in the event of a breach of or default under the Security Agreement, or other related agreements, by the Company.

          D. If, and only, the Company commits a breach of or a default under the Convertible Debenture, the Security Agreement, or any other contract or agreement executed by the Company with regard to the transactions contemplated by the Convertible Debenture, each of the Purchasers will have a mutual interest in the Security granted to them pursuant to the Convertible Debenture and the Security Agreement and they wish to enter into this agreement to clarify their rights and obligation in the event of a such a default.

          NOW THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

               1. The Recitals are incorporated herein the same as if set forth at this point.

               2. If the Company fails to perform all of its obligation under the Convertible Debenture, including all related contract and agreements (all of which are collectively referred to as the "Convertible Debenture"), or is otherwise in breach of or default under the Convertible Debenture, then and one of the Purchasers may declare that the Company is in breach and /or default and shell immediately advise other party of said default pursuant to the notice provision of this Intercreditor Agreement.

               3. Thereafter, any Purchaser may foreclose on the Security, the proceeds of which shall be divided among the Purchasers in direct proportion to their respective percentage ownership of, /investment in purchase of the Convertible Debenture, broken down to the nearest one hundredth of a point percentage rate regardless of which of them may be in first position pursuant to a any UCC filing, deed of trust or other instrument which may provide one of the Purchasers a priority over the others with respect to the Security. The foreclosing party(ies) shall be a trustee on behalf of the nonforeclosing party(ies) for the purpose of holding the nonforeclosing party's(ies) interest in the collateral in trust and thereafter distributing the property together with an accounting to the nonforeclosing party.

               4. If any Purchaser brings any legal action regarding any provision of this Agreement, the prevailing party in the litigation or arbitration shall be entitled to recover reasonable attorney's fees and costs from the other party, in addition to any other relief that may be granted.

               5. Any notice required or permitted to be given under this agreement shall be written, and may be given by personal delivery or by registered or certified mail, first-class postage prepaid, return receipt requested. Notice shall be deemed given upon actual receipt in the case of personal delivery, or if mailed upon mailing. Mailed notices shall be addressed as follows, but each part may change his address by written notice in accordance with paragraph:

                    If to FAC:

                         FAC ENTERPRISES, INC., a Pennsylvania corporation GSB Building
                         1  Belmont  Avenue,  Suite  518
                         Bala  Cynwyd,  Pennsylvania  19004
                         Telephone  (610)  660-5906
                         Fax  No.:  (610)  660-5905

                    With a copy to:

                         L.  Stephen  Albright,  Esq.
                         WASSERMAN  COMDEN  &  CASSELMAN
                         5567  Reseda  Blvd.  Ste.  330
                         Tarzana,  CA.  91356
                         Telephone  No.:  (818)  705-6800
                         Fax  No.:  (818)  345-0162

                    If to GIBRALT:

                         GIBRALT  U.S.,  INC.,  a  Colorado  corporation
                         Suite  2000
                         1177  W.  Hastings
                         Vancouver,  British  Columbia  V6E2K3
                         Attention:  John  Ciampi
                         Phone  No.:  (604)  687-3707
                         Fax  No.:  (604)  661-4873

               6. Neither party assign this Agreement without the prior written consent of all the other parties.

               7. This agreement shall be binding on and shall inure to the benefit of the heirs, executors, administrators, successors, and assigns of each of the parties hereto.

               8. This agreement shall be governed by and construes in accordance with the laws of California.

          Dated:_________,  2000          FAC ENTERPRISES, INC.,  a corporation


                    By:  /s/ Howard Appel
                       ----------------------------------------
                    Name:  Howard Appel
                         --------------------------------------
                    Title:  President
                          -------------------------------------


                           And

                    By:_____________________________
                    Name:__________________________
                    Title:____________________________

          Dated: April_____, 2000     GIBRALT U.S., INC., a Colorado corporation



                    By:  /s/  J. Ciampi
                       ----------------------------------------
                    Name:  John Ciampi
                         --------------------------------------
                    Title:  Treasurer
                          -------------------------------------


               And  By:
                       ----------------------------------------
                    Name:
                         --------------------------------------
                    Title:
                          -------------------------------------

                          PLEDGE AND SECURITY AGREEMENT


This PLEDGE AND SECURITY AGREEMENT ("Security Agreement") is made this____ day of April, 2000, by, between and among TRIM FAST GROUP, INC., a Nevada corporation(the "Company", "Debtor" or "Pledgor"), on the one hand, and FAC ENTERPRISES, INC. a corporation ("FAC") and GIBRALT U.S., INC., a Colorado corporation ("GIBRALT") (FAC and GIBRALT are collectively hereinafter referred to as "Secured Party" or "Secured Parties"), on the other hand, with respect to the following.

                                    RECITALS

     A. concurrently herewith, Company sold and issued to the Secured Parties, and the Secured Parties, as Purchaser, purchased from the Company twelve percent (12%) Convertible Debentures ("Convertible Debentures").

     B. In order to induce the Secured Parties to purchase the convertible Debentures, the Company desires and wishes to grant to the Purchasers a secures interest in the real property described in Exhibit "A" and the personal property described in attached Exhibit "B", both of which are attached hereto and incorporated herein by this reference.

     C. Debtor and Secures Parties now mutually desire Debtor to secure the obligations under the Convertible Debenture to Secured Parties, which obligation are evidence by the Convertible Debenture and this Security Agreement (the "Obligation") in a principal amount of up to Three Million Dollars ($3,000,000) and for Debtor to pledge the personal property listed on attached Exhibits "A" and "B" as security/collateral for the payments due under the Convertible Debenture and to secure the performance of the Company under the Convertible Debenture (the "Security") on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of and reliance on the mutual convenants, conditions, promises and representations contained herein, the parties hereto agree as follows:

     1.   Recitals.  The recitals stated above are  incorporated  herein by this
          --------
          reference as if set forth in full.

     2.   Definitions.  As used in this Security Agreement,  the following terms
          -----------
          shall have the following meanings:

          2.1 "Collateral" and "Security" mean the personal property set forth and fully described on Exhibit "A" attached hereto.

          2.2  "Debtor" or "Pledgor"  shall mean the Company.

          2.3 "Convertible Debenture" shall mean the Company's obligation represented by the Convertible Debenture Subscription Agreement and all documents and agreement related thereto and executed as a part thereof.

          2.4  "Lien"  means any  security  interest,  mortgage,  pledge,  lien,
               attachment,  claim,  charge,  encumbrance,   agreement  retaining
               title,  or other  interests in, to or covering the Security.

          2.5 "Obligation" mean any and all existing and future duties, obligation, indebtedness and liabilities of the Company to Secured Parties, including attorneys' fees, incurred in enforcing this Security Agreement or collection payment due under the Convertible Debenture.

          2.6 "Breach" and "Default" mean an event or omission that is or would be a breach or default under this Security Agreement or any other document evidencing, creating or relating to the security for and performance of the Obligations.

          2.7 Terms defined in the California Uniform Commercial Code not otherwise defined in this Security Agreement are used in this Security Agreement as defined in that Code on the date of this Security Agreement.

     3.   Grant of Security  Interest and Pledge of Collateral.  For the purpose
          ----------------------------------------------------
          of providing Secured Parties with security for the Company's performance under the Convertible Debenture, then the Company hereby grants to Secured Parties a security interest in and to the Security, which is more specifically described and set forth in attached Exhibits "A" and "B" and which are incorporated herein by this reference, and pledges one hundred percent (100%) of their interests in and to Security to Secured Parties. Further, Debtor shall execute any and all other documents necessary to grant, perfect and otherwise effect notice that Secured Parties have a security interest also grant Secured Parties the full power of attorney to sign such documents on behalf of the Debtor in the event any of the Debtor is unable to or refuse to sign such documents.

               With regard to the stock pledged as Security, the Debtor pledges all its right, title and interest in and to the stock to Secured Parties, without any exception, qualification or reservation. Debtor acknowledges that it is pledging the stock as security for the Convertible Debenture and that upon any default or breach by the Company of the Convertible Debenture or any of the related agreements, the Secured Parties shall have the right and option to foreclose upon the stock and assume ownership and control of same.

               Debtor also grants the Secured Parties the right and power to endorse to stock certificates on behalf of and in their respective names and to transfer ownership there of in the event of a default which is not cured as provide herein.

  4. Debtor's  Convenants.
     ---------------------

     Debtor  shall"

     4.1  Perform  all  promises  and  obligations  owed by them to the  Secured
          Parties;
     4.2 Pay all expenses, including attorney's fees, incurred by Secured Parties in the perfection, preservation, realization, enforcement and exercise of its rights under this Security Agreement;
     4.3 Indemnify Secured parties against loss of any kind, including reasonable attorney's fees, caused to Secured Parties by reason of its interest in the Security;
     4.4 Not sell, lease, transfer, or otherwise dispose of or hypothecate the Security, without the express prior written consent of the Secured Parties, which consent may be withheld or granted by Secured Parties at their sole discretion;
     4.5 Not permit any liens on the Security, except the lien by this Security Agreement;
     4.6 Not use the Security for any purpose or in any way that would void any effective insurance;
     4.7 Perform all acts necessary to maintain, preserve, and protect the Security;
     4.8 Notify Secured Parties promptly in writing of any default, potential default, or any development that might have a material adverse effect on the Security: and ,
     4.9 Not issue any stock, stock rights, options , or other interest in the Security which would have the effect of diluting the shares of common stock pledged to Secured Parties as part of the Security.

     5.  Debtor's   Representations   and   Warranties. Debtor   covenants,
         ---------------------------------------------
         warrants  and  represents  as  follows"

          5.1 Debtor has the full capacity to understand and enter into this Security Agreement and posses all the necessary authority and power to conduct its business in the fashion now conducted and as contemplated herein, wherever conducted;

          5.2 The Security Agreement is a valid and binding obligation of Debtor. This Security Agreement creates a perfected, first priority security interest enforceable against the Security in which Debtor's rights will be effected as this Security Agreement, and creates a perfected, first priority interest for the benefit of Secured Parties, which is enforceable against the Security;

          5.3  No default or potential default exists; and,

          5.4 Debtor owns the Security, subject only to real property tax liens placed against the real property for taxes which are not yet due. No delinquent taxes or assessments are due. The shares of stock are free and clear of any and all liens and encumbrances and are not subject to any other agreement or arrangement effecting them, they are fully paid, non-assessable and non-redeemable.

     6.   Termination.  This  Security Agreement shall  continue  in effect even
          -----------
          though from time-to-time there may be no outstanding obligation or commitments under this Security Agreement and/or the NOTE. This Security Agreement shall terminate when (a) Debtor completes performance of all obligations to Secured Parties, including without limitation the satisfaction of the Convertible Debenture.
     7.   Default.  Debtor  shall be in default  under this  Security  Agreement
          --------
          ("Event of Default") if:

          7.1  The Company fails to perform under the Convertible Debenture;
          7.2 The Company commits any breach of this Security Agreement, or any future amendment to this Security Agreement, or any other agreement between Debtor and Secured Parties: or,
          7.3 Any warranty, representation or statement made by or on behalf of Debtor in or with respect to the Security Agreement, is false.

     8.   Remedies.
          ---------

          8.1  Upon an  Event  of  Default,  Secured  Parties  may,  at its sole option:
          (a) Declare the Obligations immediately due and payable without demand, presentment, protest or notice to Debtor;
          (b)  Terminate any obligations or to make advances, if any;
          (c) Exercise all rights and remedies available to a secured creditor after default, including but not limited to the rights of secured creditors under the Uniform Commercial Code (the "UCC");
          (d) Perform any of Debtor's Obligations under this Security Agreement for Debtor's account; or,
          (e) Take possession of the Security in satisfaction of the Obligations and sell same in accordance with the public sale provisions of the UCC.

          8.2 upon notice of an Event of Default by the Secured Parties, Debtor shall:

          (a)  Assemble the Security and make it and all records  relating to it available to Secured Parties as Secured Parties directs: and,
          (b)  Allow Secured  parties,  its  representatives,  and its agents to enter the premises where all or any part of the Security, the records, or both may be, and remove any or all of it.


     9.   Assignment.  This Security Agreement shall bind and enure to the
          -----------
          benefit of the parties successors, heirs and assigns. However, Debtor may not assign its rights, duties and obligation under this Security Agreement or the Convertible Debenture without Secured Parties' prior written consent. However, the Secured Parties has the unrestricted right to assign its rights in and to the Convertible Debenture and this Security Agreement, in whole and in part, at any time.

     10.  Notices.  Any  communication to be given to any party to this Security
          --------
          Agreement shall be in writing and delivered as provided in the AGREEMENT.

     11.  Binding  Effect. The parties hereto hereby represent and warrant, each
          ---------------
          for themselves, that they have the capacity to and are authorized to enter into this Security Agreement on behalf of their respective party and that this Security Agreement, when duly executed, will constitute a legal, valid, and binding agreement, enforceable against each of the parties in accordance with the terms hereof.

     12.  Severability.  In the  event  that any  covenant,  condition  or other
          ------------
          provision herein contained is held to be invalid, void, or illegal by any court of competent jurisdiction, the same shall b deemed severable from the remainder of this Security Agreement and shall in no way affect, impair or invalidate any other covenant, condition or other provision herein contained. If such condition, covenant or other provision shall be deemed invalid due to its scope or breadth, such covenant, condition, or other provision shall be deemed valid to the extent of the scope or breadth permitted by law.

     13.  Waiver,  Amendment and Modification, No breach of any provision hereof
          ------------------------------------
          can be waived unless in writing. Waiver of any one breach of any provision hereof shall not be deemed to be a waiver of any other breach of the same or any other provision hereof. This Security Agreement may only be amended or modified by an instrument in writing executed by each of the parties hereto.

     14.  Construction.  This Security  Agreement shall not be construed against
          -------------
          the party preparing it, and shall be construes without regard to the identity of the person who drafted it or the party who caused it to be drafted and shall be construed as if all parties had jointly prepared this Security Agreement and it shall be deemed their joint work produce, and each and every provision of this Security Agreement shall be construed as though all of the parties hereto participated equally in the drafting hereto, and any uncertainty or ambiguity shall not be interpreted against any one party. As a result of the foregoing, any rule of construction that a document is to be construed against the drafting party shall not be applicable.

     15.  Mandatory  Arbitration,  The parties will  attempt  through good faith
          -----------------------
          negotiation to resolve their disputes. The term "disputes" includes, without limitation, any disagreements between the parties concerning the existence, formation and interpretation of disputes by negotiation, any controversy or claim between or among the parties relating to this Security Agreement and any claim based on or arising from an alleged or shall be, determined by arbitration, Either party may commence the arbitration by sending a written notice of arbitration to the other party. The arbitration shall be held in Philadelphia, Pennsylvania, by the American Arbitration Association, pursuant to the Commercial Arbitration Rules of the American Arbitration Association then in effect. The Arbitrator shall be an attorney or judge knowledgeable in the parties and judgment may be entered upon such decision in accordance with applicable law in any court having jurisdiction hereof. Notwithstanding anything contained herein, the parties reserve the right to seek a judicial temporary restraining order, preliminary injunction or other similar short term equitable relief prior to the appointment of the arbitrator. The Arbitral Tribunal will have the right to make a final determination of the parties rights, including whether to make permanent, modify or dissolve any such judicial order.

     16.  Attorneys' Fees, Subsequent Litigation.  If any party to this Security
         -----------------------------------------
          Agreement shall institute an arbitration or any other action or proceeding to interpret or enforce this Security Agreement, or to obtain damages by reason of any alleged breach of this Security Agreement, the prevailing party shall be entitled to recover costs of suit or arbitration and a reasonable sum for attorneys fees, all of which shall be deemed to have accrued upon the commencement of such action and shall be paid whether or not such action is prosecuted to award/judgment. The award/judgment costs incurred in enforcing such award/judgment or order. For the purpose of this section, attorneys fees shall include, without limitation, fees incurred in the following: (a) Postjudgment motions; (b) Contempt proceedings; (c) Garnishment levy and Debtor and third-party examinations; (d) Discovery; and (e) Bankruptcy litigation.

     17.  Governing  Law.  This  Security  Agreement  shall be  governed  in all
          --------------
          respects, including validity, interpretation, effect and enforcement, by the laws of the State of Pennsylvania.

     18.  Counterparts. This Security Agreement may be executed in counterparts,
          ------------
          each of which, when so executed and delivered, shall be an original; however, such counterparts together shall constitute but one and the same agreement.



                   (BALANCE OF PAGE INTENTIONALLY LEFT BLANK)

     19.  Headings.  The headings used herein are for  convenience  of reference
          ---------
          only and do not constitute a part of this Security Agreement and shall not be deemed to limit or effect any of the provisions hereof.

IN WITNESS WHEROF, the parties hereto have executed this Security Agreement effective as of the day and year above first written.


TRIM  FAST  GROUP,  INC.,  a  Nevada  corporation

By:/s/  Michael  Muzio
  --------------------
Name:  Michael  Muzio
    -----------------
Title:  C.E.O.
     ---------
And
By:________________
Name:______________
Title:_____________


FAC  ENTERPRISES,  INC.  a  Pennsylvania  corporation


By:  /s/ Howard Appel
   ------------------
Name:    Howard Appel
   ------------------
Title:   President
      ---------------
And
By:________________
Name:______________
Title:_____________


GIBRALT  U.S.,  INC.,  a  Colorado  corporation

By:  /s/ J. Ciampi
   -----------------
Name:    John Ciampi
   -----------------
Title:   Treasurer
   -----------------
And
By:________________
Name:______________
Title:_____________

                               ESCROW INSTRUCTIONS

Dated  as  of  April  25,  2000

Wasserman,  Comden  &  Casselman  L.L.P.
5567  Reseda  Boulevard,  Suite  330
Tarzana,  California  91356
Attention:  L.  Stephen  Albright,  Esq.

Dear  Mr.  Albright:

     As escrow agent for Trim Fast Group, INC., a Nevada corporation (the "Company"), and the purchaser (the "Purchaser") of its twelve percent (12%) Convertible Debentures due July 13, 2001 (the "Debentures") of the Company, who are named in the Subscription Agreements between the Company and each Purchaser to which a copy of these Escrow Instructions is attached (the "Agreement"), you (hereafter the "Escrow Agent") are hereby authorized and directed to hold the documents and the funds from the Purchaser in payment for the purchase of the Debentures (together with interest, if any, thereon), (the "Escrow Funds") delivered to the Escrow Agent pursuant to the terms of paragraph 1 of the Agreement and in accordance with the following instructions:


     1. The Escrow Agent shall, as promptly as feasible, notify the Company of receipt of the funds from the Purchaser in payment for the Debentures subscribed for and notify the Purchaser (or such agent as the Purchaser may designate in writing) of receipt of certificates for the Debentures (each a "Certificate") and collectively the ("Certificates"). As promptly as feasible upon receipt of notice (whether oral or in written form) from the Company and the Purchaser that the respective conditions precedent to the purchase and sale of the Debentures have been satisfied (which notice shall not be unreasonably withheld and shall be deemed given if no notice to the contrary is received by the Escrow Agent within two (2) business days after notice from the Escrow Agent is sent to the Company and Purchaser, as discussed above), the Escrow Agent shall, after reduction of the amounts referred to in the next succeeding sentence of this paragraph, release the Escrow Funds to the Company and shall release the Certificates to the Purchaser by hand or overnight courier. After receipt of such notice, the Escrow Funds shall be released by the Escrow Agent as follows: One percent (1%) of the Escrow Funds shall be paid to Escrow Agent as its fee hereunder, and the remainder shall be released to the Company. If such Certificates are not deposited with the Escrow Agent within five (5) days after receipt by the Company of notice of receipt by the Escrow Agent of the funds for the Purchaser, Escrow Agent shall notify the Purchaser and Purchaser shall be entitled to cancel the subscription by written notice to the Escrow Agent and demand repayment of funds. If the Company or the Purchaser notifies the Escrow Agent in writing that on the Closing Date (as defined in the Agreement) the conditions precedent to the obligations of the Company or the Purchaser, as the case may be, under the Agreement were not satisfied or waived, then the Escrow Agent shall return the Escrow Funds to the Purchaser and shall return the Certificates to the Company. Prior to return of the Escrow Funds to the Purchaser, the Purchaser shall furnish such tax reporting or other information as shall be appropriate for the Escrow Agent to comply with applicable United States laws. The Escrow Agent shall deposit all funds received hereunder in the Escrow Agent's attorney/client trust account at Manufacturers Bank. Any interest on the Escrow Funds shall be paid to the Company regardless of whether the Purchaser's subscription funds are returned to the Purchaser.

     2. The Escrow Agent's duties hereunder may be altered, amended, modified, or revoked only by a single writing by the Company, the Purchaser, and the Escrow Agent. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth and may rely and shall be protected in relying or refraining from acting on any instrument whether a copy or an original or a fax of an instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act done or omitted by the Escrow Agent and any such act shall be conclusive evidence of such good faith.

     3. The Escrow Agent is expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments, or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment, or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree subsequently reversed, modified, annulled, set aside, vacated, or found to have been entered without jurisdiction.

     4. The Escrow Agent shall not be liable in any respect on account of the identity, authorities, or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any document or papers deposited or called for hereunder.

     5. The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, and rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefore.

     6. The Escrow Agent's responsibilities as Escrow Agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Company and the Purchaser's. In the event of any such resignation, the Purchaser and the Company shall appoint a successor Escrow Agent.

     7. If the Escrow Agent reasonably requires other or further instruments in connection with these Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     8. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents, Certificates, or Escrow Funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion
(a) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents, certificates, or Escrow Funds until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree, or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (b) to deliver the Escrow Funds and any other property, Certificates and documents held by the Escrow Agent hereunder to a state or federal court having competent subject matter jurisdiction and located in the state of Pennsylvania in accordance with the applicable procedure therefore.


     9. The Company and the Purchaser agree jointly and severally to indemnify and hold harmless the Escrow Agent from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder other than any such claim, liability, cost, or expense to the extent to the extent that shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Escrow Agent.


     10. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery on three (3) business days after deposit in the United States mail, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereto entitled at the following addresses, or at such addresses as a party may designate by ten (10) days advance written notice to each of the other parties hereto.

     If  to  the  Company:     TRIM  FAST  GROUP,  INC.
                               777  S.  Harbour  Island  Blvd.,  Suite  780
                               Tampa,  Florida   33602
                               Telephone  (813)  275-0050
                               Facsimile  (813)  275-0051


     If  to  the  Purchaser:   At  the  addresses  set forth on the last page of
     the Subscription  Agreements  and  below  with  signatures

     If  to  the  Escrow  Agent:
                               Wasserman,  Comden  &  Casselman,  L.L.P.
                               5567  Reseda  Boulevard,  Suite  330
                               Tarzana,  California  91356
                               Attn.:  L.  Stephen  Albright,  Esq.
                               Facsimile  (818)  345-0162

     11. By signing these Escrow Instructions, the Escrow Agent becomes a party hereto only for the purpose of these Escrow Instructions; the Escrow Agent does not become a party to the Agreement. The Company and the Purchasers have become parties by their execution and delivery of the agreement, as provided therein.

     12. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns and shall be governed by the laws of the State of Pennsylvania without giving effect to principles governing the conflicts of laws. A facsimile transmission of these instructions signed by the Escrow Agent shall be legal and binding on all parties hereto.

     13. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided in the Agreement.

TRIM  FAST  GROUP,  INC.


By:      /S/  Michael  Muzio
         -------------------

Name:  Michael  Muzio
      ---------------

Title:    C.E.O.
         -------

and

By:    __________________________

Name:  __________________________

Title: __________________________


ACCEPTED  BY  ESCROW  AGENT:


WASSERMAN,  COMDEN  &  CASSELMAN,  L.L.P.


By:  _____________________________,  authorized  representative



                        (SIGNATURES OF PURCHASERS FOLLOW)

               AGREED  THIS  25TH  DAY  OF  APRIL,  2000  BY:


PURCHASER:

FAC  ENTERPRISES,  INC.,  a  corporation
GSB  Building
1  Belmont  Avenue,  Suite  518
Bala  Cynwyd,  Pennsylvania  19004
Telephone:  (610)  660-5906
Fax  No.:  (610)  660-5905




By:  /s/ Howard Appel
   --------------------
Name:  Howard Appel
     ------------------
Title:  President
      -----------------


and

By:_________________________________

Name:_______________________________

Title:______________________________



                              (SIGNATURES CONTINUE)

               AGREED  THIS  25TH  DAY  OF  APRIL,  2000  BY:


PURCHASER:

GIBRALT  U.S.,INC.,  a  Colorado  corporation
Suite  2000
1177  W.  Hastings
Vancouver,  British  Columbia  V6E2K3
Phone  No.:   (604)  687-3707
Fax  No.:       (604)  661-4873


By:    /S/  JOHN  CIAMPI
      ------------------

Name:  JOHN  CIAMPI
     --------------

Title:   Treasurer
        ----------

and

By:   /S/  JOHN  CIAMPI
     ------------------

Name:  JOHN  CIAMPI
     --------------

Title:  Assistant  Vice  President
       ---------------------------